Exhibit 99.1

Rally Announces Fourth Quarter and Fiscal Year 2015 Financial Results

BOULDER, Colo., March 19, 2015 /PRNewswire/ — Rally (NYSE: RALY), a leading global provider of software and services to drive agility, today announced financial results for its fourth quarter and fiscal year 2015 ended January 31, 2015.

Fourth quarter fiscal year 2015 results:

•                  Revenues of $24.6 million, an increase of 25% compared to the same period one year ago.

•                  GAAP net loss of $(9.0) million, or a loss of $(0.35) per basic and diluted share based on 25.3 million weighted average shares of common stock outstanding, as compared to a GAAP net loss of $(6.3) million, or a loss of $(0.26) per basic and diluted share based on 24.6 million weighted average shares of common stock outstanding in the same period one year ago.

•                  Non-GAAP net loss of $(7.0) million, or $(0.28) per basic and diluted share, as compared to a non-GAAP net loss of $(4.7) million, or $(0.19) per basic and diluted share in the same period one year ago (see the table titled “Reconciliation of GAAP to non-GAAP Financial Measures”).

•                  Total paid seats increased to just under 262,000, a 22% increase over the total paid seats in the same period one year ago.

Cash flow used in operations in the fourth quarter was $5.0 million. Cash and cash equivalents and short-term investments at

January 31, 2015, excluding restricted cash, were $66.6 million.

Fiscal year 2015 results:

•                  Revenues of $87.5 million, an increase of 18% compared to prior year.

•                  GAAP net loss of $(33.8) million, or a loss of $(1.35) per basic and diluted share based on 25.1 million weighted average shares of common stock outstanding, as compared to a GAAP net loss of $(20.1) million, or a loss of $(1.01) per basic and diluted share based on 19.8 million weighted average shares of common stock outstanding in the prior year.

•                  Non-GAAP net loss of $(26.9) million, or $(1.07) per basic and diluted share, as compared to a non-GAAP net loss of $(15.1) million, or $(0.76) per basic and diluted share in the prior year (see the table titled “Reconciliation of GAAP to non-GAAP Financial Measures”).

Cash flow used in operations in the fiscal year was $23.0 million.

“Our record fourth quarter results highlight our continued momentum and the strong appetite from customers to bring agility across the enterprise. Early in the quarter we closed on two large competitive deals with customers focusing on large scale enterprise transformations — these wins set the tone for the quarter. In addition, we saw record performance from our services organization, robust growth from existing customers — including a 10,000 seat upgrade from a large American multinational conglomerate — and a continued focus on further improving our performance across the business,” said Tim Miller, Rally’s Chairman and CEO.

New customers welcomed by Rally during the fourth quarter include: Aviva, Berkadia, Digital Air Strike, Dodge Data & Analytics, Equinix, G6 Hospitality, GN Netcom, ITT Educational Services, Jack Henry, JetPay Payroll, Marathon Data Systems, MicroStrategy, Modularis, Packlink, Preludesys, PROS Holdings, Inc., PwC Sweden IT, Qvidian, Sabre, ServiceMesh, Solutran, Symitar, Tatts, Texas Municipal League Intergovernmental Risk Pool, Vasona Networks, and Welltok.

Business Outlook

As of March 19, 2015, management is providing its financial outlook as follows:

First Quarter of Fiscal 2016

•                        Total revenue in the range of $24.3 to $24.6 million, or 25% to 27% growth over the prior year’s first quarter.

•                        GAAP net loss per basic and diluted share of approximately $(0.31) to $(0.28), based on 25.5 million weighted average shares of common stock outstanding.

•                        Non-GAAP net loss per basic and diluted share of approximately $(0.24) to $(0.21), based on 25.5 million weighted average shares of common stock outstanding, which excludes $1.8 million in stock-based compensation and amortization of acquired intangible assets.

Fiscal Year 2016

•                        Total revenue in the range of $103.5 to $105.5 million, or 18% to 21% growth over the prior year.

•                        GAAP net loss per basic and diluted share of approximately $(1.14) to $(1.10), based on 25.9 million weighted average shares of common stock outstanding.

•                        Non-GAAP net loss per basic and diluted share of approximately $(0.85) to $(0.81), based on 25.9 million weighted average shares of common stock outstanding, which excludes $7.3 million in stock-based compensation and amortization of acquired intangible assets.

CFO Commentary

Commentary on the quarter by Jim Lejeal, Rally Chief Financial Officer, is available at investors.rallydev.com.

Conference Call Today, March 19, 2015

Rally will host a conference call and live webcast to discuss the financial results at 3:00 p.m. Mountain Time, 5:00 p.m. Eastern Time, on Thursday, March 19th, 2015. The conference call can be accessed by dialing 1-888-346-9287, or 1-412-902-4274 (outside the U.S. and Canada). A live webcast will be available on the Investor Relations page of the Rally corporate website at www.rallydev.com and via replay beginning approximately one hour after the completion of the call for 30 days. An audio replay of the call will also be available to all interested parties beginning at approximately 4:00 p.m. Mountain Time, 6:00 p.m. Eastern Time, on Thursday, March 19th, 2015 until 7:00 a.m. Mountain Time, 9:00 a.m. Eastern Time, on Friday, March 27th, 2015, by dialing 1-877-344-7529 or 1-412-317-0088 (outside the U.S. and Canada) and entering pass code 10061707.

About Rally

Rally delivers software and services that drive agility. Organizations worldwide use Rally’s solutions to navigate evolving market demands, improve performance, and accelerate the pace of innovation to deliver value faster. Rally’s enterprise-class cloud-based platform transforms the way organizations manage the software development lifecycle by aligning software development with strategic business objectives, facilitating collaboration, and increasing transparency. By applying Agile and Lean approaches, Rally’s consulting and training services help companies innovate, lead, adapt, and deliver.

© 2015 Rally Software Development Corp. All rights reserved. Rally, Rally Software, and the Rally logo are trademarks or registered trademarks of Rally Software Development Corp. in the United States and other countries. All other trademarks are properties of their respective owners.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), we have provided certain measures that have not been prepared in accordance with GAAP. These non-GAAP financial measures include non-GAAP results for calculated billings, subscription and support billings, cost of revenue, gross profit, gross margin, operating expenses, net loss and basic and diluted net loss per share, which are in addition to, and, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Our non-GAAP financial measures exclude stock-based compensation expense and amortization of acquired intangible assets. We believe the presentation of operating results excluding stock-based compensation expense and the amortization of acquired intangible assets provides useful supplemental information to investors and facilitates the analysis of our core operating results and comparison of operating results across reporting periods and is therefore useful to investors in analyzing and assessing our past and future operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found in the accompanying financial statements included with this press release.

Forward-looking Statements

This press release contains forward-looking statements, including statements regarding our future financial performance, market growth, the demand for our solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon our historical performance and current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent our expectations as of the date of this press release. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in such forward-looking statements include, but are not limited to, the growth of demand for Agile software development, our ability to expand relationships with existing customers, our ability to attract and retain customers, the mix of perpetual license and subscription revenue, competitive factors, including but not limited to pricing pressures, industry consolidation, and entry of new competitors and new products, our ability to manage growth effectively, the ability of sales personnel to become fully productive quickly and efficiently, our ability to maintain, protect and enhance our brand and intellectual property, general economic and financial conditions, and other risks and uncertainties. Further information on risk factors that could cause actual results to differ materially from forecasted results is included in our reports filed with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended October 31, 2014 filed on December 9, 2014 and our Annual Report on Form 10-K that will be filed for the fiscal year ended January 31, 2015.

Investor Relations contact:
Rally Software Development Corp.
ir@rallydev.com

Rally Software Development Corp.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	January 31,	January 31,
	2015	2014
ASSETS

Current assets:
Cash and cash equivalents	$15,175	$88,891
Short-term investments	51,410	—
Restricted cash	15	16
Accounts receivable, net	25,986	21,771
Other receivables	117	78
Prepaid expenses and other current assets	3,393	3,310
Total current assets	96,096	114,066

Property and equipment, net	5,419	5,569
Goodwill	2,104	2,529
Intangible assets, net	1,382	1,909
Restricted cash	4,200	4,200
Other assets	671	810

Total assets	$109,872	$129,083

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,230	$2,170
Accrued liabilities	5,511	4,812
Deferred revenue	43,978	38,352
Other current liabilities	1,909	2,054
Total current liabilities	54,628	47,388

Deferred revenue, net of current portion	697	2,433
Other long-term liabilities	876	888

Total liabilities	56,201	50,709

Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	183,532	174,027
Accumulated deficit	(129,424)	(95,660)
Accumulated other comprehensive income (loss)	(440)	4
Total stockholders’ equity	53,671	78,374

Total liabilities and stockholders’ equity	$109,872	$129,083

Rally Software Development Corp.

Condensed Consolidated Statements of Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2015	2014	2015	2014
Revenue:
Subscription and support	$18,226	$15,371	$69,424	$57,852
Perpetual license	2,364	1,495	5,404	5,914
Total product revenue	20,590	16,866	74,828	63,766

Professional services	3,961	2,739	12,675	10,563

Total revenue	24,551	19,605	87,503	74,329

Cost of revenue (1) (2):
Product	3,194	2,085	11,455	7,567
Professional services	3,428	2,319	12,108	9,105
Total cost of revenue	6,622	4,404	23,563	16,672

Gross profit	17,929	15,201	63,940	57,657

Operating expenses (1):
Sales and marketing	15,197	10,876	51,440	39,628
Research and development	6,478	5,515	25,797	20,812
General and administrative	5,186	5,064	19,737	16,708
Total operating expenses	26,861	21,455	96,974	77,148

Loss from operations	(8,932)	(6,254)	(33,034)	(19,491)

Other income (expense):
Interest and other income	46	37	162	128
Interest expense	—	—	—	(464)
Loss on foreign currency transactions and other gain (loss)	63	(20)	(200)	(131)

Loss before provision for income taxes	(8,823)	(6,237)	(33,072)	(19,958)
Provision for income taxes	162	40	692	173
Net loss	$(8,985)	$(6,277)	$(33,764)	$(20,131)

Net loss per share attributable to common stockholders, basic and diluted	$(0.35)	$(0.26)	$(1.35)	$(1.01)

Weighted average common shares outstanding, basic and diluted	25,315	24,592	25,093	19,841

(1) Includes stock-based compensation expense as follows:

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2015	2014	2015	2014
Cost of product revenue	$108	$76	$379	$250
Cost of professional services revenue	167	60	490	181
Sales and marketing	521	413	1,834	1,316
Research and development	439	251	1,397	1,239
General and administrative	596	601	2,273	1,465

	$1,831	$1,401	$6,373	$4,451

(2) Includes amortization expense of acquired intangible assets as follows:

Cost of product revenue	$132	$132	$527	$542

Rally Software Development Corp.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2015	2014	2015	2014
Cash flow from operating activities:
Net loss	$(8,985)	$(6,277)	$(33,764)	$(20,131)

Adjustments to reconcile net loss to net cash (used) in operating activities:
Depreciation and amortization	759	699	3,039	2,686
Noncash stock-based compensation expense	1,831	1,401	6,373	4,451
Noncash interest expense	—	—	—	462
Other	(9)	2	163	3
Changes in operating assets and liabilities:
Accounts receivable	(12,418)	(10,051)	(4,214)	(5,454)
Other receivables	138	92	(39)	213
Prepaid and other current assets	616	(624)	(83)	(1,374)
Other assets	113	(154)	73	(427)
Accounts payable and accrued expenses	3,400	828	1,727	1,958
Deferred revenue	9,950	7,098	3,889	2,595
Other current liabilities	(379)	(882)	(145)	806
Other long-term liabilities	(23)	(15)	(11)	(50)
Restricted cash	—	(16)	—	(4,216)

Net cash (used) in operating activities	(5,007)	(7,899)	(22,992)	(18,478)

Cash flow from investing activities:
Purchase of property and equipment	(226)	(698)	(2,494)	(3,963)
Purchase of investments	(14,193)	—	(55,610)	—
Proceeds from maturities of investments	4,233		4,233
Proceeds from sale of property and equipment	—	—	15	—
Purchase of Flowdock Oy, net of cash received	—	—	—	(2,857)

Net cash (used) in investing activities	(10,186)	(698)	(53,856)	(6,820)

Cash flow from financing activities:
Proceeds from exercise of common stock options	129	769	613	1,233
Proceeds from issuance of common stock under the employee stock purchase plan	1,252	1,884	2,715	1,884
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	—	89,838
Proceeds from follow-on public offering, net of underwriting discounts and commissions	—	—	—	5,884
Payment of payroll taxes related to stock-based compensation plan	(87)	—	(196)	—
Payments of offering costs	—	—	—	(2,259)

Net cash provided by financing activities	1,294	2,653	3,132	96,580

Net increase (decrease) in cash and cash equivalents during period	(13,899)	(5,944)	(73,716)	71,282

Cash and cash equivalents at beginning of period	29,074	94,835	88,891	17,609
Cash and cash equivalents at end of period	$15,175	$88,891	$15,175	$88,891

Rally Software Development Corp.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2015	2014	2015	2014

GAAP product cost of revenue	$3,194	$2,085	$11,455	$7,567
Amortization expense of acquired intangible assets	(132)	(132)	(527)	(542)
Stock-based compensation expense	(108)	(76)	(379)	(250)
Non-GAAP product cost of revenue	$2,954	$1,877	$10,549	$6,775

GAAP professional services cost of revenue	$3,428	$2,319	$12,108	$9,105
Stock-based compensation expense	(167)	(60)	(490)	(181)
Non-GAAP professional services cost of revenue	$3,261	$2,259	$11,618	$8,924

GAAP gross profit	$17,929	$15,201	$63,940	$57,657
Amortization expense of acquired intangible assets	132	132	527	542
Stock-based compensation expense	275	136	869	431
Non-GAAP gross profit	$18,336	$15,469	$65,336	$58,630

Gross margin:
GAAP	73%	78%	73%	78%
Non-GAAP	75%	79%	75%	79%

Product gross margin:
GAAP	84%	88%	85%	88%
Non-GAAP	86%	89%	86%	89%

Professional services gross margin:
GAAP	13%	15%	4%	14%
Non-GAAP	18%	18%	8%	16%

GAAP sales and marketing expense	$15,197	$10,876	$51,440	$39,628
Stock-based compensation expense	(521)	(413)	(1,834)	(1,316)
Non-GAAP sales and marketing expense	$14,676	$10,463	$49,606	$38,312

GAAP research and development expense	$6,478	$5,515	$25,797	$20,812
Stock-based compensation expense	(439)	(251)	(1,397)	(1,239)
Non-GAAP research and development expense	$6,039	$5,264	$24,400	$19,573

GAAP general and administrative expense	$5,186	$5,064	$19,737	$16,708
Stock-based compensation expense	(596)	(601)	(2,273)	(1,465)
Non-GAAP general and administrative expense	$4,590	$4,463	$17,464	$15,243

GAAP net loss	$(8,985)	$(6,277)	$(33,764)	$(20,131)
Amortization expense of acquired intangible assets	132	132	527	542
Stock-based compensation expense	1,831	1,401	6,373	4,451
Non-GAAP net loss	$(7,022)	$(4,744)	$(26,864)	$(15,138)

Basic and diluted net loss per share:
GAAP basic and diluted net loss per share	$(0.35)	$(0.26)	$(1.35)	$(1.01)
Amortization expense of acquired intangible assets	0.01	0.01	0.02	0.03
Stock-based compensation expense	0.06	0.06	0.26	0.22
Non-GAAP basic and diluted net loss per share	$(0.28)	$(0.19)	$(1.07)	$(0.76)

Shares used to calculate basic and diluted net loss per share	25,315	24,592	25,093	19,841

Rally Software Development Corp.

Reconciliation of Total Revenue to Calculated Billings, Subscription and Support

Revenue to Subscription and Support Billings and Days Sales Outstanding

(unaudited, in thousands except days sales outstanding)

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2015	2014	2015	2014

Total revenue	$24,551	$19,605	$87,503	$74,329

Deferred revenue-
End of period	44,675	40,785	44,675	40,785
Beginning of period	(34,725)	(33,688)	(40,785)	(38,190)

Net change	9,950	7,097	3,890	2,595

Calculated billings	$34,501	$26,702	$91,393	$76,924

Total subscription and support revenue	$18,226	$15,371	$69,424	$57,852

Deferred revenue-
End of period	44,675	40,785	44,675	40,785
Beginning of period	(34,725)	(33,688)	(40,785)	(38,190)

Net change	9,950	7,097	3,890	2,595

Subscription and support billings	$28,176	$22,468	$73,314	$60,447

Accounts receivable	$25,986	$21,771

Days Sales Outstanding (1)	69	75

(1) - Days Sales Outstanding is computed by dividing accounts receivable by calculated billings times the number of days in the quarter.

Rally Software Development Corp.

Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of March 19, 2015. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included in the company’s public reports filed with the SEC, including the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2014 filed on April 11, 2014, the company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2014 filed on December 9, 2014 and the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended April 30, 2015	Fiscal Year Ended January 31, 2016

Non-GAAP basic and diluted net loss per share	$(0.21) - $(0.24)	$(0.81) - $(0.85)

Stock-based compensation expense	(0.06)	(0.27)

Amortization of acquired intangible assets	(0.01)	(0.02)

GAAP basic and diluted net loss per share	$(0.28) - $(0.31)	$(1.10) - $(1.14)